Second Quarter 2011 Review September 12, 2011 Exhibit 99.2

Forward Looking Statements
This presentation may contain certain forward-looking statements provided by Company management. These statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding future operations, financial results and projections, cash flows, costs and cost management initiatives, capital structure management, growth rates, market share, and operational and strategic initiatives, compliance efforts and results of compliance audits, and future impact of changes in Medicare case mix index, and can also be identified by the use of words like “may,” “believe,” “will,” “expect,” “project,” “estimate,”
“anticipate,” “intend,” “plan,” “initiative,” “continue” or words or phrases of similar meaning. These forward-
looking statements speak only as of the date hereof and are based on our current plans and expectations and are subject to a number of known and unknown uncertainties and risks, many of which are beyond our control. These risks and uncertainties are described in headings such as “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2010, and other reports filed with the Securities and Exchange Commission. As a consequence, current plans, anticipated actions and future financial position and results of operations may differ significantly from those expressed in any forward-looking statements in today’s presentation. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented and we do not intend to update any of these forward-looking statements.
The presentation may contain certain non-GAAP financial measures. The Company’s earnings release for the quarter and six months ended June 30, 2011, located on the Company’s investor relations page at
www.hcahealthcare.com, includes a reconciliation of the difference between certain non-GAAP financial measures with the most directly comparable financial measure calculated in accordance with GAAP. These non-GAAP financial measures should not be considered an alternative to the GAAP financial measures.
References to “Company” used herein refer to HCA Holdings, Inc. and its affiliates, unless otherwise stated or indicated by context.

Introduction
•
Purpose of this presentation is to summarize the supplemental analysis performed and findings reached on our second quarter
•
Medicare revenue growth in second quarter fell short of expectations and was inconsistent with historical trends
•
Medicare revenue declined in second quarter due to several factors, including a decline in Medicare case mix index (CMI)
•
Based on information available to us at this time, including this analysis and preliminary results for July and August, we are confirming 2011 guidance of 3 to 5% growth in adjusted EBITDA for the full year, assuming we substantially meet HITECH reimbursement parameters

$240
$190
$140
$90
$40
($10)
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr

3

2011
Annual
Medicare
IPPS
Updates
3.4%  (4Q’06)               3.3%                                          3.6%                                             1.9%                                               (0.55%)
2007 2008 2009 2010
$93
$50
$67
$116
$154
$145
$115
$126
$127
$191
$190
$141
$111
$112
$71
$131
$147
($4)
Medicare revenue growth in 2
nd
Quarter 2011 declined unexpectedly
Medicare (Traditional & Managed) Revenue Growth, numbers show year over year change
Consolidated Domestic Ops Same Facility - Hospital Only, Inpatient and Outpatient ($ in millions)

March QTD
June QTD
September QTD
December QTD
March QTD
June QTD
September QTD
December QTD
March QTD
June QTD
September QTD
December QTD
March QTD
June QTD
September QTD
December QTD
March QTD
June QTD

Traditional Medicare Managed Medicare 4 Medicare case mix decline in 2 Quarter 2011 was unexpected Trend of Medicare CMI 1.4000 1.4500 1.5000 1.5500 1.6000 1.6500 1.7000 2007 2008 2009 2010 2011 nd

5 Additional analysis of Q2 included three major areas • Data Integrity Review • Regulatory and Past Period Adjustments Review • Case Mix Review

Supplemental data integrity review disclosed no issues
Findings
Analysis
HCA has a robust compliance effort in all areas of compliance risk, including
DRG coding
•
No changes in coding process,
and no significant differences
in historical coding results
•
Confirmed data flow operated
correctly
•
DRG coding audit conducted,
with independent review, of
both shared services and
hospital DRG coding
•
Reviewed systems that involve
flow of data from coding to
billing

Regulatory changes & prior year cost reports and claims affected Medicare revenue
Analysis
•

•

•
•
Regulatory changes include the
72 hour rule
(effective 6/30/10),
with adverse impact of $21
million in Q2 (no year over year
impact going forward); and CT
scan reimbursement
(effective
1/1/11) with adverse impact of
$7 million in Q2 (similar impact
anticipated in Q3 and Q4)
Findings
Prior year cost report and
claims revenue was $18 million
less in 2Q/2011 compared with
2Q/2010  (smaller expected
impact in Q3 and Q4)
Reviewed prior year cost report
and claims results
Reviewed impact of  regulatory
changes

Extensive review of Medicare case mix conducted
•
CMI analysis by DRG type -- identified DRGs and facilities that appeared to account for primary CMI shifts
•
Surveyed facilities for root cause of change and outlook
•
Tested impact of CMS grouper changes implemented on October 1, 2010

Decline in Medicare case mix resulted in $28 million adverse impact
Implications for Q3 and Q4
•
Downward pressure on CMI
likely to continue, driven by
falling surgical volume
•
Difficult to predict future
medical case mix
•
Grouper change not expected
to have material impact
•
Shift in volume from
surgical to medical,
primarily in cardiovascular
service line
•
CMI decline within medical
cases, especially pulmonary
•
New CMS grouper, effective
October 2010
Drivers of CMI decline

WA
OR
CA
NV
ID
UT
MT
WY
CO
AZ
NM
ND
SD
NE
KS
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
MS
AL
GA
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
Portsmouth
Salt Lake City
San Jose
Las Vegas
Denver
Kansas City
Oklahoma City
Dallas
El Paso
San Antonio
Houston
New Orleans
Nashville
Atlanta
Richmond
Charleston
Jacksonville
Tampa
Miami
HCA Groups & Divisions
Central Group
National Group
Southwest Group

Austin   -2.9%
Chattanooga   -2.9%
North Central Florida   -2.3%
San Antonio   -2.3%
Northeast   -2.2%
Panhandle West   -1.9%
Utah   -1.8%
Richmond   -1.7%
Southwest VA   -1.6%
El Paso   -0.8%
Las Vegas   -0.5%
Northwest Georgia   -0.5%
Denver   0.1%
Dallas Ft. Worth   0.0%
Northwest 0.4%
(incl. Anchorage)
Orlando   0.6%
Valley   1.2%
Central Louisiana   1.7%
Houston   2.0%
Other Georgia   2.1%
Atlanta   3.4%
Tampa  1.3%
Southern California   4.1%
Northern Virginia   4.5%
Lafayette
4.9%
Wichita 5.5%
Oklahoma   -9.1%
New Orleans   -8.4%
Charleston   -6.5%
Miami/Ft. Lauderdale
-3.7%
Middle Georgia   -5.0%
Jacksonville   -4.5%
Nashville   -4.0%
San Jose   -3.9%
Myrtle Beach   -3.7%
Other North Florida   -3.6%
Corpus Christi   -3.6%
-0.1% to -2.9%
5.5 % to 0.0%
-3.0% to -9.1%
12
15
11
Markets - 38
Range of % Change
No geographical pattern to the decline in Medicare case mix in Q2
Kansas City 0.3%

Percent Change from Prior Year
Same Facility

Losses in Medicare IP cardiovascular surgical cases were partially offset by gains in medical cases across multiple service lines
HCA change in number of Medicare cases
(Q2 2011 to Q2 2010)
-504
0
80
33
10
-59
93
0
-1
0
109
-769
Surgical
Total
Medicine
Neuro
Oncology
Urology
OB-GYN
Orthopedics
Gastro
Other
Pulmonary
Surgery
Cardiovascular
4,588
2,103
814
219
419
55
66
260
63
49
540
Medical
n/a
Increase
Decrease
1
2
1
3

Medicare IP cardiovascuar
1
surgical cases drove a decline in CMI
HCA change in number of Medicare cases
(Q2 2011 to Q2 2010)
0
Surgical
Other 33
Pulmonary
Surgery 109
Cardiovascular
-769
Medical
444
49
n/a
540
% of negative
CMI change
CMI Impact
Change
Drivers of CMI Impact Change:
• Changes in cardiovascular
account for 50% of the
decline in Medicare CMI
Impact Change
• Surgery’s negative impact
on Medicare CMI due to
fewer mechanical
ventilation cases (26
cases) which have high
weight
-1.09% 50%
-0.59% 27%
-0.31% 14%
-0.19% 9%
Total IP cardiovascular
1
surgical declined by 1,156 for all payers, with Medicare
accounting for two-thirds (769 cases) of the decline
Increase
Decrease
Sum of negative changes resulting in
net Medicare CMI change of 1.2%
-2.18%
2
3
1 Includes inpatient EP, interventional, cardiothoracic surgery, valve, and vascular surgeries and procedures; interventional cases included in “Surgical” category
2 Surgery includes ENT, ophthalmology, and general surgery
3 Major components of “Other” includes transplant, gastro, ortho, OB/GYN, neonatology, rehab, behavioral health, and alcohol/drug

•
Overall demand for cardiovascular services has been declining about 3% per year for several years
•
Appears to be an acceleration of this negative trend nationally that impacted HCA markets in Q2 2011
•
In HCA, 20 hospitals across 10 divisions contributed to the majority of declines.  The primary reasons for decline were:
Physician attrition
Competitor investments, such as starting a new program
Medical management
Generally weaker demand
Cardiovascular declines were driven by several factors

90
80
100
95
85
HCA
hospitals
Non-HCA
hospitals
Change in HCA and non-HCA IP cardiovascular surgical case volume 1,2 , all payers
’08-10
CAGR (%)
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
HCA cardiovascular IP
surgical market share:
26.7% 27.0% 27.0%
HCA has had slight growth in its share of inpatient cardiovascular surgical case volume
’08-10 share
change
~0.3% ~0% Annual share change:
0
-2.3%
-3.2%
0.3%
1
Includes inpatient EP, interventional, cardiothoracic surgery, valve, and vascular surgeries and procedures
2
HCA defines 29 markets based on county service areas. Analysis excluded Kansas City, Denver and San Jose markets due to incomplete data; also excluded Augusta and
N. Virginia due to low patient volumes (<100 patients/quarter). Remaining 24 markets were used to compare HCA vs. non-HCA hospital evolution in CV IP surgical volume
SOURCE: Intellimed

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Total Market Discharges 4,975,899
HCA Share
Service Line Market HCA Total
All SLs 4,975,899 1,193,717 0.4% 0.3% 24.0% 0.0%
Medicine 863,436 204,873 4.7% 3.6% 23.7% (0.3%)
Women's 833,216 193,634 (4.0%) (4.5%) 23.2% (0.1%)
Cardiology/Cardiovascular 642,064 169,285 (3.1%) (3.1%) 26.4% 0.0%
Neurosciences 366,760 90,604 1.4% 1.8% 24.7% 0.1%
Gen Surgery 388,670 86,680 (1.1%) (1.6%) 22.3% (0.1%)
Orthopedics 307,546 74,921 2.4% 3.1% 24.4% 0.2%
Behavioral 285,172 61,102 6.0% 5.9% 21.4% 0.0%
Oncology 114,781 23,249 (1.4%) (0.9%) 20.3% 0.1%
Neonatology 100,891 22,391 (1.7%) (2.1%) 22.2% (0.1%)
All Other SLs 1,073,363 266,978 1.5% 2.2% 24.9% 0.2%
Market HCA Total
Total HCA Discharges 1,193,717
Discharges
Growth
(Over Prior 12 months)
HCA Point
Trend
15
Note 1:  Statistics are based on data for the most recently available 24 month period from 143 HCA facilities in 29 defined markets.  Market shares  differ from Slide 14 because of different  groupings of cases included in  overall categories.
Note 2:  Analysis includes data from 10 markets through Q1 ’11, 16 through Q4 ’10, 1 through Q3 ’10, 1 through Q2 ’10 (KC), and 1 market through Q4 ’09 (San Jose).
Note 3:  Source = State data via Intellimed.
Overall  market share for HCA is stable with some service line variation

Conclusion
1 Based upon decline in actual CMI change from expected CMI change
•
Relevant HCA actions are being implemented, both as to revenue opportunities and expense control
•
Based on information available to us at this time, including this analysis and  preliminary results for July and August, we are confirming 2011 guidance of 3 to 5% growth in adjusted
EBITDA for the full year, assuming we substantially meet HITECH reimbursement parameters
•
Medicare revenue decline in second quarter due to several factors (numbers show year over year change, Q2 2011 to Q2 2010) and estimates of future impact refer to Q3 and
Q4 2011:
Issue
May impact future
quarters, in whole
or part
Unlikely to impact
future quarters
Not expected to
impact future
quarters
Case Mix
1
$25 Million $3 Million
72 hour rule $21 Million
CT Scans $7 Million
Prior year cost reports &
claims $5 Million $13 Million
TOTAL $37 Million $16 Million $21 Million

Transaction
Run Rate Annual
Interest
Savings/(Costs)
Estimated EPS Impact
2011
1
2012
2
Extended $3.0B Bank Term
Loans (May) ($36 mm) ($0.03) ($0.04)
Called all $1.0B of 2014 and
$108mm of 2017 2 lien
notes (June) ³
$90 mm $0.06 $0.10
Extended $4.5B of interest
rate swaps (2009-2011)
4
$190 mm $0.03 $0.21
Refinanced $4.8B of 2016
2    lien notes (August) $114 mm $0.01 $0.13
TOTAL $358 mm $0.07 $0.40
1
Excludes losses on retirement of debt
2
Assumes effective tax rate of 38% and estimated diluted shares of 550 million
3
Funded out of revolving credit facilities
4
Commencing 11/17/11 when $7.1B of higher rate swaps expire
5
Excludes acquisition of HealthONE  JV partnership interest
17
Debt/Adjusted EBITDA
12/31/2010A 4.8x
12/31/2011P 4.0x
5
One further topic:
Recent debt refinancings provide financial flexibility and enhance earnings nd
nd